EXHIBIT 10.5

          AGREEMENT OF LEASE, made this 14th day of January 1997, between FIFTH AVENUE WEST ASSOCIATES, L.P., 13 East 16 Street #400, New York, NY 10003 party of the first part, hereinafter referred to as OWNER, and WEBGENESIS, INC., 609 College Ave., Ithaca, NY 14850 party of the second part, hereinafter referred to as Tenant.

                            W I T N E S S E T H:

          Owner hereby leases to Tenant and Tenant hereby hires from Owner entire 4th floor, as per the attached "Exhibit A" in the building known as 31 West 21 Street in the Borough of Manhattan, City of New York ("Building or "building"), for the term of Five (5) Years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of February, nineteen hundred and 97, and to end on the 31st day of January, 2002 ("Expiration Date") both dates inclusive, at an annual rental rate set forth in Article 41 ("rent" or "Fixed Rent") together with all other sums of money as shall become due and payable by Tenant under this lease (collectively, "additional rent" or "Additional Rent") which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that
Tenant shall pay the first       monthly  installment(s)  on the  execution
hereof (unless this lease be a renewal).

          In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

          The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Occupancy:               1.  Tenant  shall  pay the  rent as  above  and as
                         hereinafter provided.

Use: 2. Tenant shall use and occupy demised premises for offices provided such use is in accordance with the Certificate of Occupancy for the building, if any, and for no other purpose.

Alterations:             3.  Tenant  shall  make  no  changes  in or to the
                         demised  premises  of any nature  without  Owner's
                         prior  written  consent.   Subject  to  the  prior
                         written consent of Owner, and to the provisions of
                         this article, Tenant at Tenant's expense, may make
                         alterations,     installations,    additions    or
                         improvements  which are nonstructural and which do
                         not  affect  utility   services  or  plumbing  and
                         electrical  lines,  in or to the  interior  of the
                         demised  premises  using  contractors or mechanics
                         first  approved  by Owner.  Tenant  shall,  at its
                         expense, before making any alterations, additions,
                         installations or improvements  obtain all permits,
                         approval   and   certificates   required   by  any
                         governmental  or  quasi-governmental   bodies  and
                         (upon  completion)  certificates of final approval
                         thereof and shall deliver  promptly  duplicates of
                         all permits,  approvals and certificates to Owner.
                         Tenant  agrees  to carry and will  cause  Tenant's
                         contractors  and  sub-contractors  to  carry  such
                         workman's    compensation,    general   liability,
                         personal  and property  damage  insurance as Owner
                         may  require.  If any  mechanic's  lien  is  filed
                         against the demised  premises,  or the building of
                         which the same forms a part,  for work  claimed to
                         have been done for,  or  materials  furnished  to,
                         Tenant,  whether  or not  done  pursuant  to  this
                         article,  the same shall be  discharged  by Tenant
                         within   thirty  days   thereafter,   at  tenant's
                         expense,  by filing  the bond  required  by law or
                         otherwise.   All   fixtures   and  all   paneling,
                         partitions,   railings  and  like   installations,
                         installed in the  premises at any time,  either by
                         Tenant or by Owner on Tenant's behalf, shall, upon
                         installation,  become  the  property  of Owner and
                         shall  remain  upon  and be  surrendered  with the
                         demised premises unless Owner, by notice to tenant
                         no later than  twenty days prior to the date fixed
                         at  the  termination  of  this  lease,  elects  to
                         relinquish  Owner's right thereto and to have them
                         removed by Tenant,  in which  event the same shall
                         be removed  from the  demised  premises  by Tenant
                         prior to the expiration of the lease,  at Tenant's
                         expense.   Nothing  in  this   Article   shall  be
                         construed  to give  Owner  title to or to  prevent
                         Tenant's  removal  of  trade  fixtures,   moveable
                         office  furniture and equipment,  but upon removal
                         of any such from the  premises or upon  removal of
                         other  installations  as may be required by Owner,
                         tenant  shall  immediately  and  at  its  expense,
                         repair and restore the  premises to the  condition
                         existing  prior to  installation  and  repair  any
                         damage to the demised premises or the building due
                         to  such  removal.   All  property   permitted  or
                         required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

Repairs: 4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in
                         Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this
                         Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 thereof shall apply.

Window Cleaning:         5.  Tenant  will not  clean nor  require,  permit,
                         suffer or allow any window in the demised premises to be cleaned from the outside in violation of
                         Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law,     6. Prior to the commencement of the lease term, if
Fire Insurance           Tenant  is then in  possession,  and at all  times
Floor Loads:             thereafter,  Tenant  shall,  at Tenant's sole cost
                         and expense,  promptly comply with all present and
                         future laws,  orders and regulations of all state,
                         federal,    municipal   and   local   governments,
                         departments,   commissions   and  boards  and  any
                         direction of any public  officer  pursuant to law,
                         and all orders,  rules and  regulations of the New
                         York Board of Fire Underwriters,  or the Insurance
                         services  Office,  or any similar body which shall
                         impose any violation,  order or duty upon Owner or
                         Tenant  with  respect  to  the  demised  premises,
                         whether  or not  arising  out of  Tenant's  use or
                         manner of use  thereof,  or,  with  respect to the
                         building, if arising out of Tenant's use or manner
                         of use of the  demised  premises  or the  building
                         (including  the use  permitted  under the  require
                         Tenant to make  structural  repairs or alterations
                         unless  Tenant  has,  by its  manner of use of the
                         demised  premises or method of operation  therein,
                         violated any such laws, ordinances, orders, rules,
                         regulations or requirements  with respect thereto.
                         Tenant  shall not do or permit any act or thing to
                         be done in or to the  demised  premises  which  is
                         contrary to law, or which will invalidate or be in
                         conflict  with  public  liability,  fire or  other
                         policies of  insurance  at any time  carried by or
                         for the  benefit of Owner.  Tenant  shall not keep
                         anything in the demised  premises except as now or
                         hereafter permitted by the Fire Department,  Board
                         of  Fire   Underwriters,   Fire  Insurance  Rating
                         Organization    and   other    authority    having
                         jurisdiction,  and then  only in such  manner  and
                         such  quantity so as not to increase  the rate for
                         fire insurance applicable to the building, nor use
                         the premises in a manner  which will  increase the
                         insurance  rate for the  building or any  property
                         located  therein  over that in effect prior to the
                         commencement  of the fire insurance rate shall, at
                         the  beginning  of  this  lease  or  at  any  time
                         thereafter,  be higher than it otherwise would be,
                         then Tenant shall  reimburse  Owner, as additional
                         rent  hereunder,  for  that  portion  of all  fire
                         insurance premiums  thereafter paid by Owner which
                         shall have been charged because of such failure by
                         Tenant. In any action or proceeding  wherein Owner
                         and Tenant are parties, a schedule or "make-up" or
                         rate for the building or demised  premises  issued
                         by a body making fire insurance  rates  applicable
                         to said premises  shall be conclusive  evidence of
                         the facts therein  stated and of the several items
                         and  charges  in the  fire  insurance  rates  then
                         applicable  to said  premises.  Tenant  shall  not
                         place  a  load  upon  any  floor  of  the  demised
                         premises  exceeding the floor load per square foot
                         area which it was  designed  to carry and which is
                         allowed  by  law.  Owner  reserves  the  right  to
                         prescribe  the weight and  position  of all safes,
                         business machines and mechanical  equipment.  Such
                         installations  shall be placed and  maintained  by
                         Tenant,   at   Tenant's   expense,   in   settings
                         sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:           7. This lease is subject  and  subordinate  to all
                         ground or  underlying  leases and to all mortgages
                         which may now or  hereafter  affect such leases or
                         the real property of which demised  premises are a
                         part   and   to   all   renewals,   modifications,
                         consolidations, replacements and extensions of any
                         such underlying leases and mortgages.  This clause
                         shall be self-operative  and no further instrument
                         or  subordination  shall be required by any ground
                         or   underlying   lessor  or  by  any   mortgagee,
                         effecting  any lease or the real property of which
                         the demised  premises are a part. In  confirmation
                         of  such   subordination,   Tenant  shall  execute
                         promptly any certificate that Owner may request.

Property Loss,           8. Owner or its agents shall not be liable for any
Damage,                  damage  to   property   of  Tenant  or  of  others
Reimbursement,           entrusted to employees  of the  building,  nor for
Indemnity:               loss of or  damage  to any  property  of Tenant by
                         theft or  otherwise,  nor for  injury or damage to
                         persons or  property  resulting  from any cause of
                         whatsoever nature,  unless caused by or due to the
                         negligence  of  Owner,  its  agents,  servants  or
                         employees; Owner or its agents shall not be liable
                         for any damage  caused by other tenants or persons
                         in,  upon or about  said  building  or  caused  by
                         operations in connection of any private, public or
                         quasi-public  work.  If at any time any windows of
                         the  demised  premises  are  temporarily   closed,
                         darkened  or  bricked up (or  permanently  closed,
                         darkened  or bricked  up, if  required by law) for
                         any reason  whatsoever  including,  but limited to
                         Owner's  own acts,  Owner  shall not be liable for
                         any damage  Tenant may sustain  thereby and Tenant
                         shall not be entitled to any compensation therefor
                         nor abatement or diminution of rent shall the same
                         release Tenant from its obligations  hereunder nor
                         constitute an eviction. Tenant shall indemnify and
                         save   harmless   Owner   against   and  from  all
                         liabilities,   obligations,   damages,  penalties,
                         claims,  costs and  expenses for which Owner shall
                         not  be   reimbursed   by   insurance,   including
                         reasonable  attorney's  fees,  paid,  suffered  or
                         incurred  as a result  of any  breach  by  Tenant,
                         Tenant's agents, contractors, employees, invitees,
                         or  licensees,  of any covenant or  conditions  of
                         this lease,  or the  carelessness,  negligence  or
                         improper  conduct of the Tenant,  Tenant's agents,
                         contractors,  employees,  invitees  or  licensees.
                         Tenant's liability under this lease extends to the
                         acts  and  omissions  of any  sub-tenant,  and any
                         agent, contractor,  employee,  invitee or licensee
                         of  any   sub-tenant.   In  case  any   action  or
                         proceeding  is brought  against Owner by reason of
                         any such claim,  Tenant,  upon written notice from
                         Owner, will, at Tenant's expense, resist or defend
                         such action or proceeding  by counsel  approved by
                         Owner  in  writing,   such   approval  not  to  be
                         unreasonably withheld.

Destruction, Fire        9. (a) If the demised premises or any part thereof
and Other                shall be damaged by fire or other casualty, Tenant
Casualty:                shall give  immediate  notice thereof to Owner and
                         this lease shall continue in full force and effect
                         except  as  hereinafter  set  forth,  (b)  if  the
                         demised premises are partially damaged or rendered
                         partially unusable by fire or other casualty,  the
                         damages  thereto  shall be  repaired by and at the
                         expense of Owner and the rent,  until such  repair
                         shall  be   substantially   completed,   shall  be
                         apportioned  from the day  following  the casualty
                         according  to the  part of the  premises  which is
                         usable,  (c) if the demised  premises  are totally
                         damaged or  rendered  wholly  unusable  by fire or
                         other   casualty,   then   the   rent   shall   be
                         proportionately   paid  up  to  the  time  of  the
                         casualty  and  thenceforth  shall  cease until the
                         date when the  premises  shall have been  repaired
                         and restored by Owner, subject to Owner's right to
                         elect  not to  restore  the  same  as  hereinafter
                         provided, (d) if the demised premises are rendered
                         wholly  unusable  or  (whether  or not the demised
                         premises  are  damaged in whole or in part) if the
                         building  shall be so  damaged  that  Owner  shall
                         decide to demolish it or to rebuild it,  then,  in
                         any of such events, Owner shall decide to demolish
                         it or to rebuild it, then,  in any of such events,
                         Owner may elect to terminate this lease by written
                         notice to Tenant,  given within 90 days after such
                         fire  or  casualty,  specifying  a  date  for  the
                         expiration  of the lease,  which date shall not be
                         more than 60 days after the giving of such notice,
                         and upon the date  specified  in such  notice  the
                         term of this  lease  shall  expire  as  fully  and
                         completely as if such date were the date set forth
                         above for the termination of this lease and Tenant
                         shall  forthwith  quit,  surrender  and vacate the
                         premises  without  prejudice  however,  to Owner's
                         rights and remedies against Tenant under the lease
                         provisions  in effect  prior to such  termination,
                         and any rent  owing  shall be paid up to such date
                         and any payments of rent made by Tenant which were
                         on account of any period  subsequent  to such date
                         shall be  returned to Tenant.  Unless  Owner shall
                         repairs and  restorations  under the conditions of
                         (b)   and  (c)   hereof,   with   all   reasonable
                         expedition, subject to delays due to adjustment of
                         insurance claims, labor troubles and causes beyond
                         Owner's control.  After any such casualty,  Tenant
                         shall   cooperate  with  Owner's   restoration  by
                         removing   from  the   premises   as  promptly  as
                         reasonably  possible,  all of Tenant's salvageable
                         inventory and movable  equipment,  furniture,  and
                         other property.  Tenant's liability for rent shall
                         resume  five (5) days after  written  notice  from
                         Owner that the  premises are  substantially  ready
                         for  Tenant's  occupancy,  (e)  Nothing  contained
                         hereinabove  shall relieve  Tenant from  liability
                         that may exist as a result of damage  from fire or
                         other  casualty.  Notwithstanding  the  foregoing,
                         each party  shall look first to any  insurance  in
                         its favor  before  making  any claim  against  the
                         other  party  for  recovery  for  loss  or  damage
                         resulting from fire or other casualty,  and to the
                         extent  that  such   insurance  is  in  force  and
                         collectible  and to the extent  permitted  by law,
                         Owner and Tenant each hereby  releases  and waives
                         all right of recovery against the other or any one
                         claiming  through  or under each of them by way of
                         subrogation  or otherwise.  The foregoing  release
                         and  waiver   shall  be  in  force  only  if  both
                         releasors'  insurance  policies  contain  a clause
                         providing  that such a release or waiver shall not
                         invalidate the  insurance.  If, and to the extent,
                         that  such  waiver  can be  obtained  only  by the
                         payment  of  additional  premiums,  then the party
                         benefiting  from the waiver shall pay such premium
                         within ten days after  written  demand or shall be
                         deemed to have  agreed  that the  party  obtaining
                         insurance  coverage  shall be free of any  further
                         obligation   under  the  provisions   hereof  with
                         respect   to   waiver   of   subrogation.   Tenant
                         acknowledges  that Owner will not carry  insurance
                         on Tenant's  furniture  and/or  furnishings or any
                         fixtures   or    equipment,    improvements,    or
                         appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real
                         Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent                  10.  If the  whole  or  any  part  of the  demised
Domain:                  premises shall be acquired or condemned by Eminent
                         Domain for any public or quasi-public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

Assignment,              11. Tenant, for itself,  its heirs,  distributees,
Mortgage,                executors,  administrators, legal representatives,
Etc.:                    successors and assigns,  expressly  covenants that
                         it shall not assign,  mortgage  or  encumber  this
                         agreement,  nor underlet,  or suffer or permit the
                         demised premises or any part thereof to be used by
                         others, without the prior written consent of Owner
                         in each instance.  Transfer of the majority of the
                         stock of a  corporate  Tenant  shall be  deemed an
                         assignment.  If this lease be assigned,  or if the
                         demised  premises or any part  thereof be underlet
                         or occupied by anybody  other than  Tenant,  Owner
                         may,  after  default by Tenant,  collect rent from
                         the assignee,  under-tenant or occupant, and apply
                         the  net  amount  collected  to  the  rent  herein
                         reserved,  but no such  assignment,  underletting,
                         occupancy or  collection  shall be deemed a waiver
                         of  this  covenant,   or  the  acceptance  of  the
                         assignee, under-tenant or occupant as tenant, or a
                         release of Tenant from the further  performance by
                         Tenant of covenants  on the part of Tenant  herein
                         contained.  The consent by Owner to an  assignment
                         or underletting shall not in any wise be construed
                         to  relieve  Tenant  from  obtaining  the  express
                         consent  in  writing  of  Owner  to  any   further
                         assignment or underletting.

Electric                 12. Rates and conditions in respect to submetering
Current:                 or rent  inclusion,  as the case may be, are to be
                         added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing leeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to                13.  Owner or Owner's  agents shall have the right
Premises:                (but shall not be  obligated) to enter the demised
                         premises  in any  emergency  at any time,  and, at
                         other reasonable times, to examine the same and to
                         make such repairs,  replacements  and improvements
                         as  Owner  may  deem   necessary  and   reasonably
                         desirable  to any portion of the building or which
                         Owner may elect to perform in the  premises  after
                         Tenant's  failure to make  repairs or perform  any
                         work which Tenant is  obligated  to perform  under
                         this lease,  or for the purpose of complying  with
                         laws,   regulations   and  other   directions   of
                         governmental  authorities.   Tenant  shall  permit
                         Owner to use and  maintain  and replace  pipes and
                         conduits in and through the demised  premises  and
                         to erect new pipes and conduits therein  provided,
                         wherever  possible,   they  are  within  walls  or
                         otherwise   concealed.   Owner  may,   during  the
                         progress of any work in the demised premises, take
                         all necessary  materials  and equipment  into said
                         premises without the same constituting an eviction
                         nor shall the Tenant be entitled to any  abatement
                         of rent while such work is in progress  nor to any
                         damages  by  reason  of  loss or  interruption  of
                         business or otherwise.  Throughout the term hereof
                         Owner  shall  have the right to enter the  demised
                         premises  at  reasonable  hours for the purpose of
                         showing  the  same to  prospective  purchasers  or
                         mortgagees  of the  building,  and during the last
                         six months of the term for the  purpose of showing
                         the same to  prospective  tenants and may,  during
                         said six months  period,  place upon the  premises
                         the usual  notices  "To Let" and "For Sale"  which
                         notices  Tenant  shall  permit to  remain  thereon
                         without  molestation.  If Tenant is not present to
                         open and permit an entry into the premises,  Owner
                         or Owner's agents may enter the same whenever such
                         entry may be  necessary or  permissible  by master
                         key or forcibly  and provided  reasonable  care is
                         exercised to  safeguard  Tenant's  property,  such
                         entry shall not render Owner or its agents  liable
                         therefor,  nor in any event shall the  obligations
                         of Tenant  hereunder  be  affected.  If during the
                         last month of the term Tenant  shall have  removed
                         all  or  substantially  all of  Tenant's  property
                         therefrom,  Owner may  immediately  enter,  alter,
                         renovate  or  redecorate   the  demised   premises
                         without   limitation  or  abatement  of  rent,  or
                         incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Area: Building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy:               15.  Tenant will not at any time use or occupy the
                         demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

Bankruptcy:              16. (a)  Anything  elsewhere  in this lease to the
                         contrary   notwithstanding,   this  lease  may  be
                         cancelled by Owner by sending of a written  notice
                         to  Tenant  within a  reasonable  time  after  the
                         happening  of any  one or  more  of the  following
                         events:   (1)  the   commencement  of  a  case  in
                         bankruptcy  or under the laws of any state  naming
                         Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute.
                         Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
                         Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

                             (b) It is stipulated  and  agreed  that in the
                         event of the termination of this lease pursuant to
                         (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or role of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under ss. 235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if
                         Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within fifteen (15) days after the commencement of the terms of this lease, of which fact owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

                             (2) If the notice  provided  for in (1) hereof
                         shall have been given, and the terms shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of              18.  In  case  of  any  such  default,   re-entry,
Owner and                expiration    and/or    dispossess    by   summary
Waiver of                proceedings  or  otherwise,   (a)  the  rent,  and
Redemption:              additional rent, shall become due thereupon and be
                         paid up to the time of such  re-entry,  dispossess
                         and/or  expiration,   (b)  Owner  may  re-let  the
                         premises or any part or parts  thereof;  either in
                         the  name of  Owner  or  otherwise,  for a term or
                         terms, which may at Owner's option be less than or
                         exceed  the  period  which  would  otherwise  have
                         constituted  the balance of the term of this lease
                         and may grant concessions or free rent or charge a
                         higher rental than that in this lease,  (c) Tenant
                         or the legal  representatives of Tenant shall also
                         pay Owner as liquidated damages for the failure of
                         Tenant  to  observe  and  perform  said   Tenant's
                         covenants herein contained, any deficiency between
                         the rent hereby reserved  and/or  covenanted to be
                         paid  and the net  amount,  if any,  of the  rents
                         collected  on account of the  subsequent  lease or
                         leases of the demised  premises  for each month of
                         the period which would otherwise have  constituted
                         the balance of the term of this lease. The failure
                         of Owner to  re-let  the  premises  or any part or
                         parts thereof shall not release or affect Tenant's
                         liability   for   damages.   In   computing   such
                         liquidated  damages  there  shall  be added to the
                         said  deficiency  such expenses as Owner may incur
                         in  connection  with  re-letting,  such  as  legal
                         expenses, attorneys' fees, brokerage,  advertising
                         and for keeping the demised premises in good order
                         or for preparing the same for re-letting. Any such
                         liquidated   damages  shall  be  paid  in  monthly
                         installments  by Tenant on the rent day  specified
                         in this  lease any suit  brought  to  collect  the
                         amount of the  deficiency  for any month shall not
                         prejudice  in any  way  the  rights  of  Owner  to
                         collect the deficiency for any subsequent month by
                         a  similar  proceeding.   Owner,  in  putting  the
                         demised  premises in good order or  preparing  the
                         same for re-rental  may, at Owner's  option,  make
                         such alterations,  repairs,  replacements,  and/or
                         decorations in the demised  premises as Owner,  in
                         Owner's sole  judgment,  considers  advisable  and
                         necessary  for  the  purpose  of  re-letting   the
                         demised   premises,   and  the   making   of  such
                         alterations,    repairs,   replacements,    and/or
                         decorations  shall not operate or be  construed to
                         release   Tenant  from   liability   hereunder  as
                         aforesaid.  Owner  shall in no event be  liable in
                         any way  whatsoever  for  failure  to  re-let  the
                         demised premises, or in the event that the demised
                         premises  are  re-let,  for failure to collect the
                         rent thereof under such re-letting, an in no event
                         shall Tenant be entitled to receive any excess, if
                         any,  of such net  rents  collected  over the sums
                         payable by Tenant to Owner hereunder. In the event
                         of a breach or threatened  breach by Tenant of any
                         of the covenants or provisions hereof, Owner shall
                         have the  right  of  injunction  and the  right to
                         invoke any  remedy  allowed at law or in equity as
                         if  re-entry,   summary   proceedings   and  other
                         remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and                 19. If Tenant shall  default in the  observance or
Expenses:                 performance  of any term or  covenant  on Tenant's
                         part  to be  observed  or  performed  under  or by
                         virtue  of any of the terms or  provisions  in any
                         article  of this  lease,  then,  unless  otherwise
                         provided   elsewhere  in  this  lease,  Owner  may
                         immediately or at any time  thereafter and without
                         notice    perform   the   obligation   of   Tenant
                         thereunder.  If  Owner,  in  connection  with  the
                         foregoing  or in  connection  with any  default by
                         Tenant  in the  covenant  to pay  rent  hereunder,
                         makes any  expenditures  or incurs any obligations
                         for  the  payment  of  money,  including  but  not
                         limited  to  attorney's   fees,  in   instituting,
                         prosecuting    or   defending    any   action   or
                         proceedings,  then Tenant will reimburse Owner for
                         such  sums  so paid or  obligation  incurred  with
                         interest  and  costs.   The   foregoing   expenses
                         incurred  by reason of Tenant's  default  shall be
                         deemed to be additional  rent  hereunder and shall
                         be paid by Tenant to Owner within five (5) days of
                         rendition  of any  bill  or  statement  to  Tenant
                         therefor.   If  Tenant's  lease  term  shall  have
                         expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building                 20. Owner shall have the right at any time without
Alterations              the same  constituting  an  eviction  and  without
and                      incurring  liability to Tenant  therefor to change
Management:              the   arrangement   and  or   location  of  public
                         entrances,     passageways,    doors,    doorways,
                         corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations       21. Neither Owner nor Owner's agents have made any
by Owner:                representations  or promises  with  respect to the
                         physical condition of the building,  the land upon
                         which it is erected or the demised  premises,  the
                         rents, leases,  expenses of operation or any other
                         matter  or  thing  affecting  or  related  to  the
                         demised  premises or the building except as herein
                         expressly  set forth and no rights,  easements  or
                         licenses are acquired by Tenant by  implication or
                         otherwise  except  as  expressly  set forth in the
                         provisions of this lease. Tenant has inspected the
                         building   and  the   demised   premises   and  is
                         thoroughly  acquainted  with their  condition  and
                         agrees  to  take  the  same  "as  is" on the  date
                         possession is tendered and  acknowledges  that the
                         taking of  possession  of the demised  premises by
                         Tenant shall be conclusive  evidence that the said
                         premises and the building of which the same form a
                         part were in good and  satisfactory  condition  at
                         the time such  possession was so taken,  except as
                         to  latent   defects.   All   understandings   and
                         agreements  heretofore  made  between  the parties
                         hereto are merged in this  contract,  which  alone
                         fully  and  completely   expresses  the  agreement
                         between   Owner  and  Tenant  and  any   executory
                         agreement  hereafter  made shall be ineffective to
                         part,  unless  such  executory   agreement  is  in
                         writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:             22. Upon the  expiration or other  termination  of
                         the  term of this  lease,  Tenant  shall  quit and
                         surrender  to Owner the  demised  premises,  broom
                         clean, in good order and condition,  ordinary wear
                         and damages which Tenant is not required to repair
                         as provided elsewhere in this lease excepted,  and
                         Tenant  shall  remove  all its  property  from the
                         demised premises.  Tenant's obligations to observe
                         or  perform  this   covenant   shall  survive  the
                         expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet                    23.  Owner  covenants  and agrees with Tenant that
Enjoyment:               upon Tenant  paying the rent and  additional  rent
                         and  observing  and   performing  all  the  terms,
                         covenants and  conditions,  on Tenant's part to be
                         observed and  performed,  Tenant may peaceably and
                         quietly   enjoy  the  premises   hereby   demised,
                         subject, nevertheless, to the terms and conditions
                         of  this  lease  including,  but not  limited  to,
                         Article  34  hereof  and  to  the  ground  leases,
                         underlying   leases  and  mortgages   hereinbefore
                         mentioned.

Failure                  24. If Owner is unable to give  possession  of the
to give                  demised  premises on the date of the  commencement
Possession:              of the term hereof, because of the holding-over or
                         retention of possession of any tenant, undertenant
                         or  occupants  or  if  the  demised  premises  are
                         located in a building being  constructed,  because
                         such building has not been sufficiently  completed
                         to  make  the  premises  ready  for  occupancy  or
                         because  of  the  fact  that  a   certificate   of
                         occupancy  has not be procured or if Owner has not
                         completed  any work  required to be  performed  by
                         Owner, or for any other reason, Owner shall not be
                         subject  to any  liability  for  failure  to  give
                         possession  on said date and the  validity  of the
                         lease   shall   not   be   impaired   under   such
                         circumstances,  nor shall the same be construed in
                         any way to extend the terms of this lease, but the
                         rent payable hereunder  shall be abated  (provided
                         Tenant is not responsible for Owner's inability to
                         obtain  possession or complete any work  required)
                         soon after  Owner shall have given  Tenant  notice
                         that the  premises  are  substantially  ready  for
                         Tenant's  occupancy.  If  permission  is  given to
                         Tenant to enter into the possession of the demised
                         premises  or to  occupy  premises  other  than the
                         demised  premises  prior to the date  specified as
                         the commencement of the term of this lease, Tenant
                         covenants and agrees that such occupancy  shall be
                         deemed  to be  under  all  the  terms,  covenants,
                         conditions and provisions of this lease, except as
                         to the  covenant to pay rent.  The  provisions  of
                         this  article  are  intended  to  constitute   "an
                         express provision to the contrary" within the meaning of Section 323-a of the New York Real
                         Property Law.

No Waiver:               25.  The  failure  of  Owner to seek  redress  for
                         violation   of,  or  to  insist  upon  the  strict
                         performance of  any covenant  or condition of this
                         lease  or any of the  Rules  or  Regulations,  set
                         forth or  hereafter  adopted  by Owner,  shall not
                         prevent  a   subsequent   act  which   would  have
                         originally constituted a violation from having all
                         the force and effect of an original violation. The
                         receipt  by Owner of rent  with  knowledge  of the
                         breach of any  covenant of this lease shall not be
                         deemed a waiver of such breach and no provision of
                         this lease  shall be deemed to have been waived by
                         Owner  unless such waiver be in writing  signed by
                         Owner. No payment by Tenant or receipt by Owner of
                         a lesser  amount  than  the  monthly  rent  herein
                         stipulated  shall be  deemed  to be other  than on
                         account of the earliest stipulated rent, nor shall
                         any  endorsement  or statement of any check or any
                         letter  accompanying  any check or payment as rent
                         be deemed an accord  and  satisfaction,  and Owner
                         may accept such check or payment without prejudice
                         to Owner's  right to recover  the  balance of such
                         rent or  pursue  any other  remedy  in this  lease
                         provided.  All checks tendered to Owner as and for
                         the rent of the demised  premises  shall be deemed
                         payment for the account of Tenant.  Acceptance  by
                         Owner of rent from anyone  other than Tenant shall
                         not be  deemed  to  operate  as an to Owner by the
                         payor of such rent or as a consent  by Owner to an
                         assignment  or subletting by Tenant of the demised
                         premises to such payor,  or as a  modification  of
                         the provisions of this lease. No act or thing done
                         by Owner or Owner's  agent  during the term hereby
                         demised   shall  be  deemed  as  acceptance  of  a
                         surrender  of said  premises  and no  agreement to
                         accept  such  surrender  shall be valid  unless in
                         writing  signed by Owner.  No employee of Owner or
                         Owner's  agent  shall have any power to accept the
                         keys of said premises prior to the  termination of
                         the  lease  and the  delivery  of keys to any such
                         agent  or   employee   shall  not   operate  as  a
                         termination of the lease or a surrender of the premises.

Waiver of                26. It is mutually agreed by and between Owner and
Trial by Jury:           Tenant that the  respective  parties  hereto shall
                         and  they  hereby  do  waive  trial by jury in any
                         action,  preceeding  or  counterclaim  brought  by
                         either of the  parties  hereto  against  the other
                         (except for  personal  injury or property  damage)
                         and any matters  wherever arising out of or in any
                         way connected with this lease, the relationship of
                         Owner and Tenant,  Tenant's use of or occupancy of
                         said premises,  and any emergency statutory or any
                         other  statutory  remedy.  It is further  mutually
                         agreed  that  in the  event  Owner  commences  any
                         summary proceeding for possession of the premises,
                         Tenant  will not  interpose  any  counterclaim  of
                         whatever   nature  or   description  in  any  such
                         preceeding.

Inability to             27. This lease and the obligation of Tenant to pay
Perform:                 rent  hereunder  and  perform  all  of  the  other
                         covenants  and  agreements  hereunder  on  part of
                         Tenant  to  be  performed  shall  in  no  wise  be
                         affected,  impaired  or excused  because  Owner is
                         unable to  fulfill  any of its  obligations  under
                         this lease or to or is delayed for  supplying  any
                         service  expressly or implicitly to be supplied or
                         is unable to make,  or is  delayed  in making  any
                         repair,  additions,  alterations or decorations or
                         is unable to supply or is delayed in supplying any
                         equipment  or  fixtures if Owner is  prevented  or
                         delayed   from  so  doing  by  reason  of or labor
                         troubles as any event  whatsoever  beyond  Owner's
                         sole  control  including,   but  not  limited  to,
                         government in connection with a National Emergency or by reason of any rule, order or regulation government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Title and                28. Except as otherwise in this lease provided,  a
Notices:                 bill,  statement,  notice or  communication  which
                         Owner may desire or be required to give to Tenant,
                         shall be deemed sufficiently given or rendered to,
                         in writing, delivered to Tenant personally or sent
                         by  registered  or  certified  mail  addressed  to
                         Tenant  at  the  building  of  which  the  demised
                         premises   form  a  part  or  at  the  last  known
                         residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, at the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as owner shall designate by written notice.

Water                    29. If Tenant requires, uses or consumes water for
Charges:                 any  purpose  in  addition  to  ordinary  lavatory
                         purposes (of which fact Tenant  constitutes  Owner
                         to be the sole  judge)  Owner may  install a water
                         meter   and   thereby   measure   Tenant's   water
                         consumption  for all  purposes.  Tenant  shall pay
                         Owner  for the cost of the  meter  and the cost of
                         the  installation,   thereof  and  throughout  the
                         duration of Tenant's  occupancy  Tenant shall keep
                         said  meter  and  installation  equipment  in good
                         working  order and repair at Tenant's own cost and
                         expense in  default of which  Owner may cause such
                         meter and equipment to be replaced or repaired and
                         collect  the  cost   thereof   from   Tenant,   as
                         additional  rent.  Tenant  agrees to pay for water
                         consumed, as shown on said meter as and when bills
                         are rendered and on default in making such payment
                         Owner may pay such  charges  and  collect the same
                         from Tenant,  as additional rent. Tenant covenants
                         and agrees to pay, as additional  rent,  the sewer
                         rent,  charge  or any  other  tax,  rent,  levy or
                         charge which now or hereafter is assessed, imposed
                         or a lien upon the demised  premises or the realty
                         of which they are part  pursuant to law,  order or
                         regulation  made or issued in connection  with the
                         use, consumption,  maintenance or supply of water,
                         water  system or sewage  or sewage  connection  or
                         system. If the building or the demised premises or
                         any part thereof is supplied  with water through a
                         meter  through  which  water is also  supplied  to
                         other  premises  Tenant  shall  pay to  Owner,  as
                         additional  rent,  on the first day of each month,
                         $50.00  of the total  meter  charges  as  Tenant's
                         portion.  Independently  of and in addition to any
                         of the remedies  reserved to Owner  hereinabove or
                         elsewhere  in this  lease,  Owner  may sue for and
                         collect any monies to be paid by Tenant or paid by
                         Owner  for  any  of  the   reasons   or   purposes
                         hereinabove  set forth.

Sprinklers:              30.  Anything  elsewhere  in  this  lease  to  the
                         contrary notwithstanding, if the New York Board of
                         Fire  Underwriters  or the New York Fire Insurance
                         Exchange or any  business,  department or official
                         of the federal, state or city government recommend
                         or require the  installation of a sprinkler system
                         or that any changes, modifications, alterations or
                         additional  sprinkler  heads or other equipment be
                         made or supplied in an existing  sprinkler  system
                         by reason of Tenant's business, or the location of
                         partitions,  trade fixtures,  or other contents of
                         the demised premises,  or for any other reason, or
                         if  any  such  sprinkler   system   installations,
                         modifications,  alterations,  additional sprinkler
                         heads  or other  equipment,  become  necessary  to
                         prevent  the  imposition  of a  penalty  or charge
                         against the full allowance for a sprinkler  system
                         in the  first  insurance  date  set  by  any  said
                         Exchange or by any fire insurance company,  Tenant
                         shall,  at Tenant's  expense,  promptly  make such
                         sprinkler    system    installations,     changes,
                         modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $50.00, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Elevators,               31. As long as Tenant is not in default  under any
Heat,                    of the  covenants of this lease Owner  shall:  (a)
Cleaning:                provide necessary passenger elevator facilities on
                         business  days  from  8  a.m.  to 6  p.m.  and  on
                         Saturdays  from 8 a.m.  to 1 p.m.;  (b) if freight
                         elevator  service  is  provided,   same  shall  be
                         provided  only on  regular  business  days  Monday
                         through Friday  inclusive,  and on those days only
                         between  the  hours  of 9  a.m.  and 12  noon  and
                         between 1 p.m. and 9 p.m.; (c) furnish heat, water
                         and  other  services  supplied  by  Owner  to  the
                         demised premises,  when and as required by law, on
                         business  days  from  8  a.m.  to 6  p.m.  and  on
                         Saturdays  from 8 a.m.  to 1 p.m.;  (d)  clean the
                         marble halls and public partitions of the building
                         which are used in common  by all  tenants.  Tenant
                         shall,  at  Tenant's  expense,  keep  the  demised
                         premises,  including  the  windows,  clean  and in
                         order, to the  satisfaction of Owner, and for that
                         purpose  shall  employ  the  person or  persons or
                         corporation approved by Owner. Tenant shall pay to
                         Owner  the  cost  of  removal  of any of  Tenant's
                         refuse and rubbish from the building halls for the
                         same shall be  rendered by Owner to Tenant at such
                         time as  Owner  may  elect  and  shall  be due and
                         payable  hereunder,  and the  amount of such bills
                         shall be deemed to be, and be paid as,  additional
                         rent.  Tenant shall,  however,  have the option of
                         independently  contracting for the removal of such
                         rubbish  and refuse in the event that  Tenant does
                         not wish to have same done by  employees of Owner.
                         Under such circumstances,  however, the removal of
                         such refuse and rubbish by others shall be subject
                         to such rules and regulations as, in the judgement
                         of Owner,  are necessary for the proper  operation
                         of the building.  Owner reserves the right to stop
                         service of the  heating,  elevator,  plumbing  and
                         electric  systems,  when  necessary,  by reason of
                         accident,   or   emergency,    or   for   repairs,
                         alterations,  replacements or improvements, in the
                         judgement  of Owner  desirable  or necessary to be
                         made,    until    said    repairs,    alterations,
                         replacements  or  improvements   shall  have  been
                         completed.  If the  building  of which the demised
                         premises  are a part  supplies  manually  operated
                         elevator   service,   Owner   may   proceed   with
                         alterations   necessary  to  substitute  automatic
                         control elevator service upon ten (10) day written notice to Tenant without in any way affecting the obligations of Tenant hereunder, provided that the same shall be done with the minimum amount of inconvenience to Tenant, and Owner pursues with due diligence the completion of the alterations.

                         32. $12,696.66 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions:                33. The Captions are inserted  only as a matter of
                         convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:             34. The term  "Owner" as used in this lease  means
                         only the owner of the fee or of the  leasehold  of
                         the building, or the mortgagee in possession,  for
                         the time  being of the land and  building  (or the
                         owner  of a lease of the  building  or of the land
                         and building) of which the demised premises form a
                         part, so that in the event of any sale or sales of
                         said land and building or of said lease, or in the
                         event of a lease of said building,  or of the land
                         and  building,  the said Owner shall be and hereby
                         is entirely  freed and  relieved of all  covenants
                         and obligations of Owner  hereunder,  and it shall
                         be deemed and construed  without further agreement
                         between  the  parties  or  their   successors   in
                         interest,   or  between   the   parties   and  the
                         purchaser, at any such sale, or the said lessee of
                         the building,  or of the land and  building,  that
                         the  purchaser  or the lessee of the  building has
                         assumed  and  agreed  to  carry  out  any  and all
                         covenants and obligations of Owner hereunder.  The
                         words  "re-enter"  and  "re-entry" as used in this
                         lease are not restricted to their  technical legal
                         meaning.  The  term  "rent"  includes  the  annual
                         rental rate whether  so-expressed  or expressed in
                         monthly   installments,   and  "additional  rent."
                         "Additional  rent"  means all sums which  shall be
                         due to new Owner from Tenant under this lease,  in
                         addition  to the  annual  rental  rate.  The  term
                         "business  days"  as  used in  this  lease,  shall
                         exclude  Saturdays (except such portion thereof as
                         is  covered  by  specific   hours  in  Article  31
                         hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent Excavation:     35.  If an  excavation  shall  be made  upon  land
                         adjacent  to the  demised  premises,  or  shall be
                         authorized   to  be   authorized   to  cause  such
                         excavation,  license  to enter  upon  the  demised
                         premises  for the  purpose  of doing  such work as
                         said person  shall deem  necessary to preserve the
                         wall or the  building  of which  demised  premises
                         form a part from  injury or damage  and to support
                         the same by proper  foundations  without any claim
                         for  damages  or  indemnity   against  Owner,   or
                         diminution or abatement of rent.

Rules and                36.  Tenant  and  Tenant's  servants,   employees,
Regulations:             agents,  visitors,  and  licensees  shall  observe
                         faithfully,  and comply  strictly  with, the Rules
                         and Regulations  annexed hereto and such other and
                         further  reasonable Rules and Regulations as Owner
                         or  Owner's  agents  may from time to time  adopt.
                         Notice  of any  additional  rules  or  regulations
                         shall be given in such  manner as Owner may elect.
                         In case Tenant disputes the  reasonableness of any
                         additional  Rule or Regulation  hereafter  made or
                         adopted by Owner or Owner's  agents,  the  parties
                         hereto   agree  to  submit  the  question  of  the
                         reasonableness of such Rule or Regulation for decision in the New York office of the American
                         Arbitration Association, whose determination shall be final and conclusive upon the parties hereto.
                         The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass: 37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

Estoppel                 38.  Tenant,  at any time,  and from time to time,
Certificate:             upon at least  10 days'  prior  notice  by  Owner,
                         shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect
                         (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Directory                39. If, at the request of and as  accommodation to
Board                    Tenant, Owner shall place upon the directory board
Listing:                 in the lobby of the building, one or more names of
                         persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

Successors and           40.  The  covenants,   conditions  and  agreements
Assigns:                 contained  in this  lease  shall bind and inure to
                         the   benefit   of  Owner  and  Tenant  and  their
                         respective   heirs,    distributees,    executors,
                         administrators,    successors,   and   except   as
                         otherwise provided in this lease, their assigns.

--------------------

Security   shall  at
all times be no less
than   two    months
fixed and Additional
Rent.



     IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.


                                                                          Corp.
                                                                           Seal
                                      -----------------------------------
Witness for Owner:                    FIFTH AVENUE WEST ASSOCIATES, L.P.
                                      BY STEVEN ALBERT, GENERAL PARTNER

                                      /s/ Steve Albert
---------------------------   -------------------------------------------[L.S.)


                                                                          Corp.
                                      /s/ Todd Krizelman                   Seal
                                      -----------------------------------
Witness for Tenant                    WEBGENESIS, INC.
                                      BY (PLEASE PRINT): TODD KRIZELMAN


 /s/ Stephan Paternot                                   CEO
---------------------------   TITLE:-------------------------------------[L.S.)
                              DATE:                   11/17/97




                              ACKNOWLEDGMENTS


CORPORATE TENANT                        INDIVIDUAL TENANT
STATE OF NEW YORK,    ss:               STATE OF NEW YORK,    ss:
County of                               County of


On this   day of      , 19  , before
me personally came                      On  this    day   of       , 19  ,
                                        before me  personally  came  to  me
to me  known,  who  being  by  me duly  known  and  known   to  me   to  be
sworn,  did  depose  and  say  that he  the    individual    described   in
resides   in          , that   he   is  and  who, as TENANT,  executed  the
the       of        the    corporation  foregoing      instrument      and
described   and   which   executed the  acknowledged to me that he executed
foregoing   instrument,   as   TENANT;  the same.
that  he   knows  the  seal  of   said
corporation; that the seal affixed  to
said  instrument  is  such   corporate      ---------------------------
seal;  that it was so affixed by order
of  the  Board  of  Directors of  said
corporation,  and  that  he signed his
name thereto by like order.

    ------------------------------




                          IMPORTANT - PLEASE READ

                           RULES AND REGULATIONS
                              ATTACHED TO AND
                         MADE A PART OF THIS LEASE
                       IN ACCORDANCE WITH ARTICLE 36.


     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the buildings is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, printed or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used as interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys so furnished, such Tenant shall pay to Owner the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

     9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     10. Owner reserves the right to exclude from the building between the hours of 6 p.m. and 8 a.m. on business days, after 1 p.m. on Saturdays, and at all hours on Sundays and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom say Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m.

     11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processors, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

     13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.



*MERGE (ADD ON) AT THIS POINT*
------------------------------


                  COMMERCIAL USE ONLY - NO LIVING ALLOWED
                  ---------------------------------------

                   RIDER OF AGREEMENT OF LEASE ("LEASE")
                        MADE AS OF JANUARY 14, 1997
                               BY AND BETWEEN
                FIFTH AVENUE WEST ASSOCIATES, L.P., AS OWNER
                                    AND
                        WEBGENESIS, INC., AS TENANT


THIS RIDER IS INTENDED TO BE AFFIXED TO THE LEASE. IN THE EVENT OF ANY INCONSISTENCY BETWEEN THE PROVISIONS OF THIS RIDER AND THE PRINTED PORTION OF THIS LEASE, THE PROVISIONS OF THIS RIDER SHALL CONTROL.


                ARTICLE 41 - FIXED RENT AND ADDITIONAL RENT
                -------------------------------------------

     Tenant shall pay to Owner Fixed Rent during the first twelve (12) months of the term an amount of $75,400.00 per year, payable in equal monthly installments of $6,283.33 in advance on the first business day of each and every calendar month.

     For the purpose of this lease the Base Rent shall be as follows, payable in equal monthly installments:

     February 1st, 1997 until January 31st, 1998 - $75,400.00 February 1st, 1998 until January 31st, 1999 - $75,400.00 February 1st, 1999 until January 31st, 2000 - $81,200.00 February 1st, 2000 until January 31st, 2001 - $87,000.00 February 1st, 2001 until January 31st, 2002 - $87,000.00

Commencing February 1st, 1997, and each anniversary of this Lease on February 1st of each year thereafter through and including February 1st, 2001, there shall be Fixed annual increases of three and one-half (3.5%) percent over the Base Rent payable in the immediately preceding year.

     Provided no default exists under this Lease, Fixed Rent for the month of February 1997 shall be reduced to 0 to give effect to the fact a full month's rent was received by the Owner at the signing of this Lease. Fixed Rent for the months of March, April and May 1997 shall be further reduced to 0 to give effect to a Rent Abatement. No part of the Rent Abatement shall be granted unless no default exists under the Lease.

     Provided Tenant notifies Owner of its intention to exercise its option in writing via Certified mail, return receipt requested, at least six months prior to the expiration of the initial Lease term, Tenant shall have the option to extend this Lease for a period of five (5) years, commencing February 1st, 2002 and ending January 1st, 2007. Fixed Rent for the first year of the option period shall be the then current Market Rent, which shall be determined in accordance with the procedure set forth hereinafter. Fixed Rent for each remaining year of the option period shall increase three and one-half percent (3.5%) over the Fixed Rent payable in the immediately preceding year.

     Market Rent:
     ------------

     The parties shall have thirty (30) days after Owner receives Tenant's extension option notice in accordance herewith in which to agree on the Market Rent for the Extended Term. If the parties agree on the Market Rent during such thirty (30) day period, Owner and Tenant shall execute an amendment to this Lease setting forth the Market Rent for the Extended Term.

     If the parties are unable to agree on the Market Rent within the thirty (30) day period, then, within twenty (20) days after the expiration of that period, each party, at its cost and by giving notice to the other party, shall appoint a qualified M.A.I. real estate appraiser with at least 5 years' full-time commercial appraisal experience in the New York metropolitan area to appraise and set the Market Rent for the Demised Premises. The Market Rent shall be based on new leases for comparable space in at least five (5) comparable buildings in the area in which the Demised Premises are located and based upon the Demised Premises as improved, whether such improvements were made by Owner or Tenant. If five (5) comparables are not available, the appraiser shall use such other Market data as is relevant, with appropriate adjustments consistent with accepted appraisal practices. If a party does not appoint such an appraiser within the aforementioned period, the single appraiser appointed shall be the sole appraiser and shall set the Market Rent for the Demised Premises. The two appraisers appointed by the parties as stated in this paragraph shall meet promptly and attempt to establish the Market Rent for the Demised Premises. If they are unable to agree within twenty (20) days after the second appraiser has been appointed, they shall select a third appraiser meeting the qualifications stated in this paragraph, within ten (10) days after the last day the two appraisers are given to set the Market Rent. Each of the two parties shall bear one half (1/2) of the cost of appointing and paying the third appraiser. The third appraiser shall be a person who has not previously acted in any capacity for either party.

     Within thirty (30) days after the selection of the third appraiser, the third appraiser shall set the Market Rent for the Demised Premises.



                   RIDER TO AGREEMENT OF LEASE ("LEASE")
                        MADE AS OF JANUARY 14, 1997
                               BY AND BETWEEN
                FIFTH AVENUE WEST ASSOCIATES, L.P., AS OWNER
                                    AND
                        WEBGENESIS, INC., AS TENANT

THIS RIDER IS INTENDED TO BE AFFIXED TO THE LEASE. IN THE EVENT OF ANY INCONSISTENCY BETWEEN THE PROVISIONS OF THIS RIDER AND THE PRINTED PORTION OF THIS LEASE, THE PROVISIONS OF THIS RIDER SHALL CONTROL.


                            ARTICLE 42 - NOTICES
                            --------------------

     Any notice, request, consent, approval, demand or other communication permitted or required to be given pursuant to the terms, covenants and conditions of this Lease, or pursuant to any law or governmental regulation (collectively, "Notices"), shall be in writing and, unless otherwise required by such law or regulation, be sent registered or certified mail return receipt requested to the parties at the addresses set forth in this Lease.


                          ARTICLE 43 - EXCULPATION
                          ------------------------

     If Owner or any successor in interest in an individual, joint venture, tenancy-in-common, general or limited partnership, unincorporated association or other unincorporated aggregate of individuals (collectively, "unincorporated Owner") and shall at any time have any liability under, pursuant to or in connection with this Lease, neither Tenant nor any other party shall seek any personal or money judgment against unincorporated Owner or in any other way under or pursuant to this Lease. Any attempt by Tenant or others to seek any such personal liability or monetary obligation shall, in addition to and not in limitation of unincorporated Owner's other rights, powers, privileges and remedies under this Lease, immediately vest unincorporated Owner with the unconditional right to cancel this Lease on three (3) days' notice to Tenant.


                            ARTICLE 44 - BROKER
                            -------------------

     Tenant represents and warrants that it has not dealt with any broker or brokers other than JULIEN J. STUDLEY, INC. and ALEX DEFORTUNA, LICENSED REAL ESTATE BROKER in the negotiation of this Lease. Tenant shall indemnify and hold Owner harmless from and against any and all loss, liability, claims or expenses (including, without limitation, attorneys' fees) that Owner may incur by reason of the breach of the foregoing representation or by reason of the claim of any brokers in connection with this transaction or arising out of any assignment of this Lease or sublease of all or a part of the Demised Premises by Tenant.


                         ARTICLE 45 - LATE CHARGES
                         -------------------------

     If Tenant fails to pay any installment of Fixed Rent or Additional Rent by the fifth (5th) day of each month, Tenant shall be required to pay a late charge of eight (8) cents for each dollar unpaid. Such charge is to be computed retroactively to the date on which Fixed Rent or Additional Rent became due and payable. The late charge is intended to compensate Owner for additional expenses incurred in processing such late payments and is not intended to prevent Owner from exercising any other available remedies against Tenant.


                       ARTICLE 46 - TENANT COVENANTS
                       -----------------------------

     46.1 Tenant shall not make any claim against Owner for any injury or damage to Tenant or to any other person or for any damage (by water, malicious mischief or otherwise) to, or loss of, or loss of use of (by theft, mysterious disappearance or otherwise) any property of Tenant or of any other person, or property irrespective of the cause of such injury, damage or loss, unless caused by the negligence of Owner, its agents, servants or employees, in the operation or maintenance of the Demised Premises or the Building. No property other than such as might normally be brought upon or kept in the Demised Premises as an incident to the reasonable use of the Demised Premises for the purposes herein specified shall be brought upon or kept in the Demised Premises.

      46.2 Tenant shall, at its sole cost and expense:

          46.2.1 Maintain the Demised Premises in a clean and sanitary manner. If tenant uses a cleaning service in the evening after 6:00 PM or on weekends, that service shall be an approved service designated by the Owner and used substantially in the Building.

          46.2.2 Remove all rubbish and other debris from the Demised Premises to such locations in the Building as may be reasonably specified by Owner from time to time and under conditions approved by Owner.

          46.2.3 Obtain and maintain a service contract (or contracts) with a person or company reasonably acceptable to Owner for the extermination of vermin, rats, mice, flies and other insects in the Demised Premises and use all reasonable diligence in accordance with the best prevailing methods for doing so in the Borough of Manhattan to prevent and exterminate vermin, rats, mice, flies and other insects in, on or about the Demised Premises.

     46.3 Obtain and maintain an annual service contract for the air conditioning unit(s), if any, within the Demised Premises, and pay directly for individual repairs not covered by said contract. In addition, Tenant agrees to obtain and pay directly for any and all permits and/or licenses associated with the operation of the air conditioning unit(s).

     Unless specified or defined in this lease, or otherwise agreed between Owner and Tenant, any and all air conditioning equipment existing or installed by either Owner or Tenant in the demised premises at the time or during the term of this lease shall remain in the demised premises and shall be considered leasehold improvements at the expiration of this lease or upon vacating of the demised premises by tenant either willfully or under any other terms or conditions of this lease.

     46.4 If Tenant shall, at its sole cost and expense, place and maintain machines and mechanical equipment located in the Demised Premises that cause noise or vibration that may be transmitted to the structure of the Building (to such a degree as to be reasonably objectionable to Owner or any occupant of the Building) in settings of cork, rubber or spring type vibration eliminators sufficient to eliminate noise or vibration.

     46.5 Tenant shall not permit any cooking on the Demised Premises, whether hot or cold.

     46.6 Tenant has inspected the Demised Premises and agrees to take them as they are in an "as is" condition, and agrees to bear all expenses of making nonstructural repairs to the Demised Premises, including without limitation, plumbing, electrical work, fixtures and all interior repairs, in a manner consistent with section 3.

     46.7 Tenant agrees that it shall not permit its employees and/or visitors to congregate in the Building lobby, the public corridors or in front of the Building. Tenant expressly agrees that any violation of this Article shall be a material default under this Lease.

     46.8 Tenant shall not bring any pets into the Demised Premises or permit any pets to be brought into or kept within the Demised Premises.


                           ARTICLE 47 - INSURANCE
                           ----------------------

     The Tenant shall, at its sole cost and expense, obtain and at all times during the Term maintain with responsible insurance carriers acceptable to Owner licensed to do business in the State of New York, insurance covering the Demised Premises for the mutual benefit of Owner and Tenant as follows:

     47.1 Fire Insurance with broad form extended coverage endorsement from time to time available, for an amount not less than the full replacement value of Tenant's Improvements and Tenant's personal property located in the Demised Premises. "Full replacement value" shall be determined at the request of Owner by an architect, appraiser, appraisal company or one of the insurers selected by Owner and paid for by Tenant, but such determination shall not be required to be made more frequently than once every two (2) years. No omission on the part of Owner to request any such determination shall relieve Tenant of any of its obligations under this Article.

     47.2 Comprehensive General Liability Insurance, with such limits as may be reasonably requested by Owner from time to time, but not less than a combined single limit of $1,500,000.00.

     47.3 All required insurance policies shall name Owner as an additional insured or loss payee, as the case may be, and shall include a provision that they shall not be canceled without thirty (30) days' prior written notice to Owner. Tenant shall deliver copies of all required insurance policies or certificates evidencing such coverage prior to the Commencement Date and renewal policies prior to the expiration of the existing policies together with evidence of the payment of premiums therefore.

     47.4 Tenant shall pay to Owner an Additional Rent an amount equal to any additional insurance premium charged to Owner by Owner's insurers as a direct or indirect result of Tenant's tenancy in the Building.

     47.5 Tenant can only deliver to or remove from the Demised Premises any freight, furniture, business equipment, merchandise and bulky matter of any description, on the freight elevators and/or through the service entrances and corridors of the Building and only during the hours and in the manner approved by Owner from time to time. Tenant can only be permitted to deliver to or remove from the Demised Premises any of the items described in this article after Tenant has given Owner three (3) days prior written notice of Tenant's intention to make such delivery or removal, and provides Owner with written evidence that such delivery or removal is being made by an individual or an entity who possesses general liability and workers compensation insurance or other insurance as may be required by Owner in an amount which Owner deems to be sufficient.


                      ARTICLE 48 - ADDITIONAL REMEDIES
                      --------------------------------

     48.1 If the Term shall terminate pursuant to Article 17 or otherwise, then:

          48.1.1 Tenant shall pay to Owner all Fixed Rent and Additional Rent required to be paid by Tenant to the date upon which the Term shall have terminated or to the date of re-entry upon the Demised Premises by Owner, as the case may be;

          48.1.2 Owner shall be entitled to retain all moneys, if any, paid by Tenant to Owner, whether an advance rent, security or otherwise;

          48.1.3 Tenant shall be liable for and shall pay to Owner, as damages, any deficiency between the Fixed Rent and Additional Rent payable for the period which otherwise would have constituted the unexpired portion of the Term (conclusively presuming the Additional Rent to be the same as was payable for the twelve (12) month period immediately preceding such termination or re-entry) and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of this Article for any part of such period (first deducting from the rents collected under any such reletting all of Owner's expenses in connection with the termination of this Lease or Owner's re-entry upon the Demised Premises and, in connection with such reletting, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, alteration costs and other expenses); and

          48.1.4 Any such deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for the payment of installments of Fixed Rent. Owner shall be entitled to recover from Tenant each monthly deficiency as the same shall arise and no suit to collect the amount of the deficiency for any month shall prejudice Owner's right to collect the deficiency for any subsequent month by a similar proceeding. Alternatively a suit or suits for the recovery of such deficiencies may be brought by Owner from time to time at its election.

          48.1.5 Notwithstanding anything herein to the contrary, the Premises herein mentioned are demised for the whole term with a whole amount of the rent herein reserved due and payable at the time of the making of this Lease, and the payment of rent in installments as above provided in for the convenience of tenant only and if in default of any installment of rent, then the whole of the rent reserved for the whole of the period then remaining unpaid, shall, at the landlord's option, at once become due and payable without notice or demand.


                    ARTICLE 49 - CERTIFICATES BY TENANTS
                    ------------------------------------

     At any time and from time to time, Tenant, for the benefit of Owner and the lessor under any ground lease or underlying lease or the holder of any leasehold mortgage affecting any ground lease or underlying lease, or of any fee mortgage covering the land or the land and building containing the Demised Premises, on at least five (5) days prior written request by Owner, will deliver to Owner a statement, certifying that this Lease is not modified and is in full force and effect (or if there shall have been modifications the same is in full force and effect as modified, and stating the modifications), the commencement and expiration dates hereof, the dates to which the Fixed Rent, Additional Rent and other charges have been paid, and whether or not, to the best knowledge of the signer of such statement, there are any then existing defaults on the part of either Owner or Tenant in the performance of the terms, covenants and conditions of this Lease, and if so, specifying the default of which the signer of such statement has knowledge.

     Owner shall from time to time provide upon ten (10) days prior written request by Tenant a statement certifying as to status of rent and Additional Rent payments due under this Lease and/or that lease has not been modified and remains in full force and effect.


                      ARTICLE 50 - LEGAL REQUIREMENTS
                      -------------------------------

     If at any time during the term of this Lease, the fire safety law requirements of the City of New York pursuant to Local Law #5 of 1973 or otherwise ("Fire Requirements") or the masonry or exterior wall requirements of the City of New York pursuant to Local Law #10 of 1980 or otherwise ("Masonry Requirements") or life safety requirements of the City of New York pursuant to Local Law #16 of 1984 or otherwise ("Safety Requirements") or any other laws or requirements of the City of New York or any agency having jurisdiction ("Other Requirements") impose any obligations or requirements upon Owner to perform any alteration, changes, installations or improvements (collectively "changes") to the building hereof and/or the Demised Premises, then Tenant shall pay to Owner as Additional Rent five point eight (5.8%) percent ("Tenant's Payment") of all costs and expense incurred by Owner in complying with the Fire Requirements, Masonry Requirements or other Requirements. Tenant's Payment shall be due and payable to Owner within thirty (30) days after rendition of a bill therefore accompanied by a statement setting forth the changes performed by Owner. The obligation of Tenant in respect of such Additional Rent shall survive the expiration of this Lease. Notwithstanding anything to the contrary in this Paragraph, should Tenant's use, occupancy, or installation require specific compliance under such Requirements above, then Tenant shall be responsible for 100% of the cost of said Changes.


                          ARTICLE 51 - ALTERATIONS
                          ------------------------

     Anything in Article 3 to the contrary notwithstanding, Owner shall not unreasonably withhold or delay approval of written requests of Tenant to make non-structural interior alterations, decorations, additions and improvements (herein referred to as "alterations") in the Demised Premises, provided that such alterations do not affect utility services or plumbing and electrical lines or other systems of the building, and provided that all such alterations shall be performed in accordance with the following conditions:

     51.1 All such alterations costing more than $2,500.00 shall be performed in accordance with plans and specifications first submitted to Owner for its prior written approval.

     51.2 All alterations shall be done in a good and workmanlike manner. Alterations shall be done in compliance with all other applicable provisions of this Lease and with all governmental authorities having jurisdiction; and Tenant shall, prior to the commencement of any such alterations, at its sole cost and expense, obtain and exhibit to Owner any governmental permit required in connection with such alterations.

     51.3 All work in connection with alterations shall be performed with union labor having the proper jurisdictional qualifications.

     51.4 Tenant shall keep the building and the Demised Premises free and clear of all liens for any work or material claimed to have been furnished to Tenant or to the Demised Premises.

     51.5 Prior to the commencement of any work by or for Tenant, Tenant shall furnish to Owner Certificates of Insurance evidencing the existence of the following insurance:

          51.5.1 Worker's compensation insurance covering all persons employed for such work and with respect to whom death or bodily injury claim could be asserted against Owner, Tenant or the Demised Premises.

          51.5.2 General liability insurance naming Owner, its designees, and Tenant as insured, with limits of not less than $1,000,000 in the event of bodily injury to one person and not less than $1,000,000, in the event of bodily injury to any number of persons in any one occurrence, and with limits of not less than $500,000 for property damage. Tenant, at its sole cost and expense, shall cause all such insurance to be maintained at all times when the work to be performed for or by Tenant is in progress. All such insurance shall be issued by a company authorized to do business in New York and all policies, or certificates therefore, issued by the insurer and bearing notations evidencing the payment of premiums, shall be delivered to Owner.

     51.6 All work to be performed by Tenant shall be done in a manner which will not unreasonably interfere with or disturb other Tenants and occupants of the building.

     51.7 Any alterations to be made by Tenant (other than plumbing and electrical work) may be performed by any reputable contractor or mechanic (collectively, "Contractor") selected by Tenant and approved by Owner, which approval Owner agrees it will not unreasonably withhold or delay, provided the Contractor's performance of the alterations would not result in any labor discord in the Building.

     51.8 Tenant may, at any time during the Term, remove any alteration made by Tenant, solely at its expense, provided Tenant promptly repairs any damage resulting from such removal.

     51.9 Any restoration or repair which Tenant is required to make (whether structural or non-structural) shall be of a quality or class equal to the then Building Standard.

     51.10 Tenant shall pay to Owner the sum of One Hundred Dollars ($100.00) in connection with any Tenant Changes or Alterations, which must be approved of by Owner in accordance with the term of this Article.

     51.11 The time during which Owner may make Owner's elections pursuant to Article 3 hereof shall be extended to include a period commencing thirty
(30) days prior to the expirations or other termination of this Lease or any renewal or extension thereof and terminating ninety (90) days thereafter. Tenant agrees that Owner's rights hereunder shall survive the expiration of this Lease or any renewal or extension thereof.

     51.12 Nothing in this Lease shall be construed in any way as constituting the permission, consent or request of the Owner, express or implied, through act or omission to act by inference or otherwise, to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, installation, addition, decoration, alteration, or repair of the Demised Premises or as giving the Tenant the right, power, or authority to contract for or permit the rendering of any service or the furnishing of any material that would give rise to the filing of any mechanic's lien against the fee of the Demised Premises.


                          ARTICLE 52 - CONTRACTORS
                          ------------------------

     When in this Lease the Tenant shall take or be required to take any action which may affect or alter the plumbing or electrical facilities or services furnished by Owner in the Building, the Demised Premises, or any portion thereof, Tenant shall only be entitled to have such work performed by the building contractor designated from time to time by Owner, in its sole and absolute discretion, to perform such alteration and Owner shall not be required to permit, and Tenant shall not be entitled to use, any contractor not designated by Owner's selected contractors', provided, however, that such contractors' bids do not exceed by more than 15% the bids for work of comparable quality, workmanship and specifications for performing such alterations submitted by Tenant's contractors. If Tenant's contractor's bids are more than 15% below the bids of Owner's contractors, Owner agrees not to unreasonably withhold or delay approval of Tenant's performance of such alteration. Notwithstanding the foregoing, Tenant's contractors must be properly licensed.


                  ARTICLE 53 - TENANT'S CONDEMNATION CLAIM
                  ----------------------------------------

     Anything in Article 10 to the contrary notwithstanding, Tenant shall have the right to make a claim against the condemning authority for the value of its trade fixtures and business machines and equipment taken in the condemnation and for reimbursement of its resultant moving expenses.


                ARTICLE 54 - ACCESS TO THE DEMISED PREMISES
                -------------------------------------------

     Supplementing the provisions of Article 13, Owner's right to enter the Demised Premises and its access thereto to make repairs and Alterations and to erect and maintain pipes and conduits (except in the event of an emergency, in which event that right shall be unrestricted) shall be subject to the following conditions:

     54.1 Owner shall give Tenant reasonable notice of proposed, entry or access;

     54.2 Owner shall not be obligated to perform work other than during normal business hours.


                        ARTICLE 55 - SQUARE FOOTAGE
                        ---------------------------

     Tenant acknowledges that no representations have been made by the Owner as to the amount of square footage in the Demised Premises, irrespective of any reference in this Lease to square footage for any computation. The Tenant has inspected the Demised Premises and relies upon its own judgment in computing the square footage.


                          ARTICLE 56 - PLATE GLASS
                          ------------------------

     Tenant, at its own cost and expense, shall replace all damaged or broken plate glass or other windows in or about the Demised Premises.


                        ARTICLE 57 - ADDITIONAL RENT
                        ----------------------------

     All payments other than the Fixed Rent to he made by Tenant pursuant to this Lease shall be deemed Additional Rent and, in the event of any non-payment, Owner shall have all rights and remedies provided for herein or by law for non-payment of rent.


                    ARTICLE 58 - CONDITIONAL LIMITATION
                    -----------------------------------

     If Tenant defaults in the payment of Fixed or Additional Rent, or in making any other payment required for a total of two (2) months, whether or not consecutive, in any twelve (12) month period, and Owner shall have served upon Tenant a petition and notice of petition to dispossess Tenant by summary proceedings for any one or both of those months, then, notwithstanding that those defaults shall have been cured prior to the entry of a judgment against Tenant, any further similar default shall be deemed to be deliberate and Owner may require Tenant to deposit two additional months security deposit and/or at Owner's option Owner may serve a written three (3) days' notice of cancellation of this Lease upon the Tenant, and upon the expiration of that three (3) days, whether or not Tenant has paid its rent within that period, this Lease shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this Lease and the Term, and Tenant shall remain liable as elsewhere provided in the Lease.


                       ARTICLE 59 - UTILITY INCREASE
                       -----------------------------

                           Intentionally Omitted


                         ARTICLE 60 - GAS AND WATER
                         --------------------------

     Tenant shall make its own arrangements with the public utility company or companies or such New York City agencies servicing the Demised Premises for the furnishing of and payment of charges for gas and water. In no event shall Owner be responsible for charges for any such service. If gas or water is used in the Demised Premises, Tenant covenants to install the appropriate gas cutoff devices (manual and automatic) and motors for each service at Tenant's own cost and expense. Anything to the contrary in
Article  29 of this  Lease  notwithstanding,  water  charges  contained  in
Article 29 of this Lease are for the use of existing lavatories and Tenant must install a meter for any other use of water in or about the Demised Premises.


                             ARTICLE 61 - NOISE
                             ------------------

     Tenant shall not permit noise to emanate from the premises at a sound level which shall in any way disturb other tenants of the building or at a level that exceeds the level of sound emanating from other floors for the building. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this Lease.


                          ARTICLE 62 - PORNOGRAPHY
                          ------------------------

     Tenant agrees that the value of the Demised Premises substantially diminished and the reputation of Owner and the partners of the Owner will be seriously injured if the premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that tenant will not bring or permit any obscene or pornographic material on the premises, and shall not conduct or permit any obscene, nude or semi-nude live performances on the premises, nor permit use of the premises for nude modeling, rap sessions, or as a massage parlor. Tenant also agrees that it will not permit the production or processing of any video tape, film or photography on the premises which depict explicit sexual acts. Tenant agrees further that it will not permit any of the herein mentioned uses by any sublessee or assignee of the premises. This Paragraph shall bind successors in interest to the Tenant. Tenant agrees that any violation of the term of this Paragraph shall be deemed a breach of a substantial obligation of the Tenant under this Lease. Pornographic material, for purposes of this Paragraph, is defined as any written or pictorial matter with prurient appeal or any object or instrument primarily used for lewd or prurient sexual activity.


                             ARTICLE 63 - ODORS
                             ------------------

     Tenant shall not cause or permit any unusual or objectionable odors, by-products or waste material to emanate from the Demised Premises. Tenant covenants that it will hold Owner harmless against all claims, damages or causes of action for damages arising after the commencement of the term of this Lease and will indemnify the Owner from any suits, orders or decrees and judgments entered therein, brought on account of any such emanation from the Demised Premises of unusual or objectionable odors, by-products or waste material. Tenant covenants to pay any attorney's fees and other legal expenses incurred by owner in connection with any claim or suit as described in this Paragraph.


              ARTICLE 64 - OWNER'S COSTS BY TENANT'S DEFAULTS
              -----------------------------------------------

     If Owner, as a result of a default by Tenant of any of the provisions of this Lease, including the covenants to pay rent and/or Additional Rent, makes any expenditure or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations so incurred with interest and costs shall be deemed to be Additional Rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefore, and if any expenditure is incurred in collecting such obligations, such sum shall be recoverable by Owner as additional damages.


                         ARTICLE 65 - HOLDING OVER
                         -------------------------

     If Tenant holds over in possession after the expiration or sooner termination of the original term or of any extended term of this Lease, such holding over shall not be deemed to extend the term or renew the Lease, but such holding over hereafter shall continue upon the covenants and conditions herein set forth, except that the charge for use and occupancy of such holding over for each calendar month or part thereof (even if such part shall be a small fraction of a calendar month) shall be the sum of:

     65.1 One-twelfth (1/12) of the highest annual rent rate set forth on Page One of this Lease, times two point five (2.5) plus

     65.2 One-twelfth (1/12) of annual Additional Rental, which annual Additional Rental would have been payable pursuant to this Lease had this Lease not expired, plus

     63.3 Those other items of Additional Rent (not annual Additional Rent) which would have been payable monthly pursuant to this Lease, had this Lease not expired, which total sum Tenant agrees to pay to Owner promptly upon demand, in full, without set-off or deduction. Neither the billing nor the collection of use and occupancy charge shall be deemed a waiver of any right of Owner to collect damages for Tenant's failure to vacate the Demised Premises after the expiration or sooner termination of this Losses. The aforesaid provisions of this Article shall survive the expiration of this Lease.


                       ARTICLE 66 - DEPOSIT OF CHECKS
                       ------------------------------

     Owner's deposit of any checks delivered by Tenant simultaneously with Tenant's execution and delivery of this Lease shall not constitute Owner's execution and delivery of this Lease.


                        ARTICLE 67 - PARTIAL PAYMENT
                        ----------------------------

     If Owner receives from Tenant any payment ("Partial Payment") less than the sum of the Fixed Rent, Additional Rent and other charges then due and owing pursuant to the term of this Lease, Owner in its sole discretion may allocate such Partial Payment in whole or in part to any Fixed annual Rent, any annual rent and/or any other charges or to any combination thereof.


                       ARTICLE 68 - PORTERS WAGE RATE
                       ------------------------------

                           Intentionally omitted


                          ARTICLE 69 - ASSIGNMENT
                          -----------------------

     Tenant may sublet all or a portion of the  Demised  Premises or assign
this  lease  with  Owner's  prior  written   consent  which  shall  not  be
unreasonably withheld, provided that:

                                     I

          (a) Tenant shall furnish Owner with the name and business address of the proposed subtenant or assignee, a counterpart of the proposed subleasing or assignment agreement, and satisfactory information with respect to the nature and character of the business of the proposed subtenant or assignee together with current financial information and references reasonably satisfactory to Owner.

          (b) In the reasonable judgment of the Owner the proposed subtenant or assignee is financially responsible with respect to its proposed obligations under the proposed agreement and is of a character engaged in a business which is in keeping with the standards of the building and the floor or floors in which the Demised Premises are located.

          (c) An executed duplicate original in a form satisfactory to Owner for review by Owner's counsel of such subleasing or assignment agreement shall be delivered to Owner at least five (5) days prior to the effective date thereof. In the event of any assignment, Tenant will deliver to Owner at least five (5) days prior to the effective date thereof an assumption agreement wherein the assignee agrees to assume all of the terms, covenants and conditions of this lease to be performed by Tenant hereunder and which provides that Tenant named herein and such assignee shall after the effective date of such assignment be jointly and severally liable for the performance of all of the terms, covenants and conditions of this lease.

          (d) Tenant, at Tenant's expense, shall provide and permit reasonably appropriate means of ingress to and egress from space sublet by Tenant.

          (e) Except for any subletting or assignment by Tenant to Owner, each subletting or assignment shall be subject to all the covenants, agreements, terms, provisions and conditions contained in this lease.

          (f) Tenant covenants and agrees that notwithstanding any subletting or assignment to Owner or to any other subtenant or assignee and/or acceptance of rent or Additional Rent by Owner from any subtenant or assignee, Tenant shall and will remain fully liable for the payment of the annual rent and Additional Rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this lease on the part of the Tenant to be performed.

          (g) Tenant further agrees that it shall not at any time publicly advertise at a rental rate less than the Fixed annual Rental plus any Additional Rent then payable hereunder, for assignment or sublease of all of the space demised herein, or for sublease of any portion of the space demised herein, but nothing herein contained shall be deemed to be Owner's consent to any assignment or subletting.

          (h) Notwithstanding anything herein contained to the contrary, Tenant shall have no right to assign this lease or to sublet the whole of the Demised Premises prior to or during the first (6) six months following the commencement date hereof.

          (i) Tenant shall have no right to assign this lease or sublet the whole or any part of the Demised Premises to any party who in dealing with or has dealt with Owner or Owner's agent with respect to space then still available for rent in the building within the 12 months immediately preceding Owner's receipt of Tenant's notice pursuant to item 11 of this Article.

          (j) Such subletting or assignment shall not cause Owner any cost.

          (k) Tenant shall have complied and shall comply with each of the provisions in this Article and Owner shall not have made any election as provided in item II hereof.

                                     II

     If Tenant shall desire to sublet all or a portion of the Demised Premises or to assign this lease, Tenant shall send to Owner a written notice by registered mail at least ninety (90) days prior to the date such assignment or subletting is to commence stating (w) that the intention in to assign the lease, (x) the portion of the Premises that the Tenant desires to sublet, and if the portion intended to be sublet shall be less than the entire Demised Premises and other than an entire floor or multiple thereof, such notice shall be accompanied by a reasonably accurate floor plan of the premises to be sublet, (y) the term of such proposed subletting and (z) the proposed commencement date of such subletting or assignment.

     (a) If Tenant desires to sublet all of the Demised Premises or to assign this lease, then within sixty (60) days after receipt of the aforesaid notice Owner may notify Tenant that Owner elects (1) to cancel this lease, in which event such cancellation shall become effective on the date set forth pursuant to (z) above and this lease shall thereupon terminate on said date with the same force and effect as if said date were the expiration date of this lease: or (2) to require Tenant to assign this lease to Owner effective from the date not forth pursuant to (z) above. In either event Tenant shall be obligated to surrender possession of the
Demised Premises in the same condition as Tenant is obliged to surrender possession at the end of the term as provided in this lease. Such assignment to Owner shall provide that the parties to such assignment expressly negate any intention that any estate created under such assignment be merged with any other estate held by either of said parties.

     (b) If Tenant desires to sublet less than all of the Demised Premises then within sixty (60) days after receipt of the aforesaid notice, Owner may notify Tenant that Owner elects to require Tenant to sublease to Owner as subtenant of Tenant, the portion of the Demised Premises that Tenant had specified in its notice to Owner, for the term, and from the commencement date specified in said notice. The annual rent and Additional Rent, which Owner shall pay to Tenant shall be a pro rata apportionment of the annual and Additional Rent payable hereunder and it is hereby expressly agreed that such sublease to Owner shall be upon all the covenants, agreements, terms, provisions and conditions contained in this lease except for such thereof which are inapplicable and such sublease shall give Owner the unqualified and unrestricted right without Tenant's permission to assign such sublease or any interest therein and/or to sublet the space covered by such sublease or any part or parts of such space and to make or cause to have made or permit to be made any and all changes, alterations, decorations, additions, and improvements in the space covered by such sublease, and that such may be removed, in whole or part, at Owner's option, prior to or upon the expiration or other termination of such sublease provided that any damages or injury caused by such removal shall be repaired. Such sublease to Owner shall also provide that the parties to such sublease expressly negate any intention that any estate created under such sublease be merged with any other estate hold by either of said parties.

     (c) Tenant covenants and agrees that any such assignment or subletting to Owner or further assignment or subletting by Owner or Owner's assignee or subleases may be for any purpose or purposes that Owner, in Owner's uncontrolled discretion, shall deem suitable or appropriate.

     (d) If Owner, should fail to exercise any of the elections granted to it pursuant to the provisions of sub-paragraphs "a" or "b" of Item II of this Article and if Tenant should sublet all or a portion of the Demised Premises for a rental in excess of the sum of annual rental stipulated herein and Additional Rent arising hereunder, then Tenant shall pay to Owner as Additional Rent 50% of such excess amount. In computing such excess amount appropriate pro-rata adjustments shall be made with respect to a subletting of less than all of the Demised Premises.

     (e) Tenant hereby waives any claim against Owner for money damages which it may have based upon any assertion that Owner has unreasonably withheld or unreasonably delayed any consent to an assignment or a subletting pursuant to this Article. Tenant agrees that its sole remedy shall be an action or proceeding to enforce such provision or for specific performance.

     (f) Assignment and subletting shall for purposes of this Article 69 include any sale, exchange or disposition of any portion of seller's shares, partnership or ownership interests or any change of ownership of Tenant, if Tenant is not an individual.

     (g) If this Lease is assigned, sublet or if the demised premises or any part thereof be underlet or occupied by any party other than Tenant without Owner's written permission, Owner may, in addition to any other remedy provided to Owner under this Lease or by law, after default by Tenant, collect rent from the assignee, subleases, undertenant or occupant, and apply the net amount collected to the rent herein reserved. No assignment, subletting, underletting, occupancy or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, subleases, undertenant or occupant as Tenant, or a release of Tenant from the further performance by or enforcement upon Tenant of covenants herein contained and shall not prevent the Owner from commencing an action or proceeding to terminate the prime Tenant's Lease and evict the prime Tenant for the subject premise. Such a termination and eviction action or proceeding shall be based upon the illegal assignment, subletting or occupancy by someone other than the Tenant. The acceptance of rent or other payments to Owner from the assignee, subleases, undertenant or occupant shall not in any way be construed to relieve Tenant from obtaining the expressed written consent of Owner for such assignment, sublet or underletting and shall in no way be construed an acceptance and/or acknowledgement of such action or person nor shall it confer any rights upon such person.

                                    III

     If this lease is assigned and Owner consents to such assignment, Tenant covenants and agrees that the term, covenants and conditions of this lease may be changed, altered or modified in any manner whatsoever by Owner and the assignee without prior written consent of Tenant, that no such change, alteration or modification shall release Tenant from the performance by it of any of the terms, covenant and conditions on its part to be performed under this lease. Any such change, alteration or modification which would have the effect of increasing or enlarging Tenant's obligations or liabilities under this lease shall not, to the extent only such increase or enlargement, be binding upon Tenant.


                           ARTICLE 70 - INTERCOM
                           ---------------------

During this lease Tenant shall pay as Additional Rent the sum of $10.00 per month for maintenance of the exterior buzzer intercom system. If the system remains out of order for an unreasonable period of time, Tenant shall not be responsible for intercom charges during such time.


                     ARTICLE 71 - ESTATE TAX ESCALATION
                     ----------------------------------

     71.1 As used herein:

          71.1.1 The term "Escalation Year" shall mean each calendar year which shall include any part of the term.

          71.1.2 The term "Taxes" shall mean all real estate taxes, assessments (special or otherwise), sewer rents, rates and charges, county taxes or any other governmental charge of a similar or dissimilar nature, whether general, special, ordinary or extraordinary, foreseen or unforeseen, which may be levied, assessed or imposed upon or with respect to all or any part of the land ("Land") upon which the Building is constructed or the Building by the City or County of New York or any other taxing authority. If by law any assessment may be divided and paid in annual installments, then, for the purposes of this Article (a) such assessment shall be deemed to have been so divided upon application made thirty (30) days after the date of entry, whether before or after the date hereof, (b) such assessment shall be deemed payable in the maximum number of annual installments permitted by law, and (c) there shall be deemed included in Taxes for each Escalation Year the annual installment of such assessment becoming payable during such Escalation Year, together with interest payable during such Escalation Year on such annual installment and on all installments thereafter becoming due as provided by law, all as if such assessment had been so divided. If at any time during the Term the methods of taxation prevailing on the date hereof shall be altered so that in lieu of or as an addition to or as a substitute for the whole of any part of the Taxes now levied, assessed or imposed (a) a tax, assessment, levy, imposition or charge based on the rents received therefrom whether or not wholly or partially as a capital levy or otherwise, or (b) a tax, assessment, levy, imposition or charges measured by or based in whole or in part upon all or any part of the Land or the Building and imposed on Owner, or (c) a license fee measured by the rent payable by Tenant to Owner, or
(d) any  other  tax,  levy,  imposition,  charge  or  license  fee  however described or imposed, then all such taxes, assessments, levies, impositions, charges or license fees or the part thereof so measured or based, shall be deemed to be Taxes.

          71.1.3 The term "Owner's Basic Tax Liability" shall mean the Taxes attributable to the Land and the Building for Calendar Year 1997, and "Owner's Base Year" shall mean the Calendar Year 1997.

          71.1.4 The term "Tenant's Proportionate Share" shall mean five point eight (5.8%) percent.

     71.2 If Taxes payable in any Escalation Year falling wholly or partially within the Term shall be in an amount constituting an increase above Owner's Basic Tax Liability, Tenant shall pay as Additional Rent for such Escalation Year a sum equal to the Tenant's Proportionate Share of the amount by which Taxes for such Escalation Year exceed Owner's Basic Tax Liability. Tenant shall, if Owner so elects, pay his proportionate share of taxes in advance as Additional Rent.

     71.3 If by any reason of any law, statute, regulation or agreement with a taxing or other governmental authority (including, without limitation, a so-called "J-51 Program") any part of the Taxes shall be reduced, i.e., suspended or abated, then there shall be subtracted from Taxes for purposes of determining the Additional Rent payable hereunder, an amount equal to the decrease in such taxes due to such suspension or abatement.

     71.4 If, as a result of any application or proceeding brought by or on behalf of Owner for reduction in the assessed valuation of the Real Property affecting any Escalation Year commencing after Owner's Base Year, there shall be a decrease in Taxes for any such Escalation Year with respect to which Owner shall have previously rendered an Owner's statement, the Owner's Statement next following such decrease shall include an adjustment for such Escalation Year reflecting such decrease in Taxes less all costs and expenses, including, without limitation, any attorneys' fees incurred by Owner in connection with such application or proceeding with respect to any Escalation Year occurring after Owner's Base Year.


                         ARTICLE 72 - MISCELLANEOUS
                         --------------------------

     This Lease embodies the entire agreement between Owner and Tenant. Any change, addition, waiver, release or discharge of this Lease shall be ineffective unless signed by the party against whom such change, addition, waiver, release or discharge is sought to be enforced. Each right, power and remedy of Owner provided for in this Lease or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for herein or now or hereafter existing at law, in equity, by statute or otherwise, and the exercise or beginning of the exercise by Owner of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Owner of any or all such other rights, power or remedies.

     73. Tenant shall be allowed (4) four listings in each of the building standard directories, for which it agrees to reimburse the Owner. Tenant agrees that no signage shall be affixed directly to the entrance door leading to the Demised Premises.

     74. If electric current being supplied to Tenant is by the public utility corporation serving the part of the city where the building is located, Tenant agrees to purchase same from such public utility corporation. If electric current be supplied by Owner, Tenant covenants and agrees to purchase the same from Owner or Owner's designated agent at charges, terms and rates set, from time to time, during the term of this lease by Owner but not more than those specified in the service classification in effect on January 1, 1970 pursuant to which Owner then purchased electric current from the public utility corporation serving the part of the city where the building is located. Said charges may be revised by Owner in order to maintain the return to Owner produced under the foregoing in the event that the Public Service commission approves changes in service classifications, terms, rates or charges for such public utility during the term hereof. Where more than one meter measures the service of Tenant in the building, the service rendered through each meter may be computed and billed separately in accordance with the rates herein. Bills therefore shall be rendered at such times as Owner may elect. In the event that such bills are not paid within five (5) days after the same are rendered, Owner may, without further notice, discontinue the service of electric current to demised premises without releasing Tenant from any liability under this lease and without Owner or Owner's agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service. At the option of Owner, Tenant also agrees to purchase from Owner or its agent all lamps or bulbs used in the demised premises and to pay the cost of installation thereof. Owner shall not in any other wise be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric services is changed or is no longer available or suitable for Tenant's requirements. Any riser or risers to Supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Owner, at the sole cost and expense of Tenant, if in Owner's sole judgment the same are necessary and will not cause permanent damage or injury to the building or demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repair or expense or interfere with or disturb other tenants or occupants. In addition to the installation of such riser or risers Owner will also, at the sole cost and expense of Tenant, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building or the risers or wiring installations. It is further covenanted and agreed by Tenant that all the aforesaid costs and expenses shall be paid by Tenant to Owner within five (5) days after rendition of any bill or statement to Tenant therefore. Owner may discontinue any of the aforesaid services upon thirty (30) days notice to Tenant without being liable to Tenant therefore or without in any way affecting this lease or the liability of Tenant hereunder or causing a diminution of rent and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issued. In the event Owner gives such notice of discontinuance, Owner shall permit Tenant to receive such service direct from said public utility corporation, in which event, the Tenant will, at its own cost and expense, furnish and install all risers, service wiring, and switches that may be necessary for such installation and required by the public utility company, and will, at its own cost and expense, maintain and keep in good repair all such risers, wiring and switches. Tenant shall make no alterations or additions to the electric equipment and/or appliances without the prior written consent of Owner in each instance. Rigid conduit only will be allowed. If any tax is imposed upon Owner's receipts from the sale or resale of electric energy or gas or telephone service to Tenant by any Federal, State or Municipal Authority, Tenant covenants and agrees that where permitted by law, tenant's pro rata share of such taxes shall be passed on to and included in the bill of and paid by Tenant to Owner. Any sums due and payable to Owner under this Article shall be collectible as Additional Rent.

     75. Intentionally Deleted.

     76. Owner's Work within the Demised Premises shall consist of the following:

          a. Landlord shall deliver Premises in broom-clean condition, "AS IS", with windows in reasonably operable condition.

     77. Upon completion of Tenant construction to alter or improve interior of Demised Premises, Tenant shall submit copies of bills and canceled checks paid for such work, which shall not include furnishings, to Landlord. Upon Landlord's verification of the validity of work completed and bills and canceled checks submitted, Landlord will reimburse Tenant for the cost of such work up to a maximum of $29,000.00.

     78. Tenant shall have the first right to lease, from and after such dates on which Tenant, from time to time, gives Landlord notice that it wishes to lease additional space pursuant to this first right to lease any unencumbered space which may become available on the 3rd or 5th floors, if not designated by Landlord for residential use. Landlord shall not be obligated to notify Tenant of such designation when it occurs. Tenant must exercise this right within twenty days of giving notice.

     79. Landlord represents that Tenant shall have access to the Building 24 hours a day, 7 days a week.



                 LEASE MODIFICATION AND EXPANSION AGREEMENT

     This Agreement is dated as of October 1, 1997 between FIFTH AVENUE WEST ASSOCIATES, L.P., having an office at 13 East 16th Street, Suite #400, New York, New York 10003 ("Owner") and WEBGENESIS, INC., a corporation having an address at 31 West 21st Street, New York, New York 10010 ("Tenant").

                                  Recitals
                                  --------

     A. Owner is the current owner of the premises having an address at 31 West 21st Street, New York, New York 10010 ("Building") .

     B. Tenant occupies Suite #400 of the Building pursuant to a Lease dated January 14, 1997 between FIFTH AVENUE WEST ASSOCIATES, L.P., as Owner, and WEBGENESIS, INC., as Tenant.

     C. The Lease for Suite #400 provides that it shall terminate on January 31st, 2002 unless otherwise renewed or extended.

     D. Upon payment of Ten ($10.00) Dollars by Tenant to Owner, the receipt and sufficiency of which is acknowledged, Owner and Tenant agree that:

          1. The Lease shall be amended to provide that, as of December 1, 1997, Suite #602 shall be added to the Demised Premises, so that the first page of the Lease shall read "Owner hereby leases to Tenant and Tenant hereby hires from Owner, Suite #400 and Suite #602."

          2. The terms of the Lease Modification and Expansion Agreement for Suite #602 shall expire on November 30, 1999 unless sooner terminated pursuant to the provisions of the Lease.

          3. Article 41 ("Fixed Rent and Additional Rent") shall be amended so that during the Modification and Expansion Period from December 1, 1997 to November 30, 1999, Tenant's annual Fixed Rent shall be increased by $44,800.00, representing charges applicable for Suite #602. All rent shall be paid on the first day of each month in advance in equal monthly installments.

          4. Article 29 ("Water Charges") and Art1cle 30 ("Sprinklers") shall be amended so that during the Modification and Expansion Period, Tenant's monthly charges shall be increased by $30.00 each, representing the charges applicable for Suite #602.

          5. Article 32 ("Security") shall be amended so that Tenant's security deposit for suites #400 and #602 shall at all times be equal to two months Fixed and Additional Rent.

          6. Article 50 ("Legal Requirements") shall be amended so that during the Modification and Expansion Period, Tenant's charges shall be increased by five point eight percent (5.8%), representing the share applicable to Suite #602.

          7. Article 70 ("Intercom") shall be amended so that during the Modification and Expansion period, Tenant's monthly charge shall be increased by $10.00, representing the charge applicable to Suite #602.

          8. Article 71 ("Real Estate Tax Escalation") shall be amended for the Modification and Expansion Period so that "Tenant's Proportionate Share" shall be increased by five point eight percent (5.8%), representing the share applicable to Suite #602.

          9. Owner shall deliver Suite #602 to Tenant in broom-clean condition.

          10. Except as modified by this Agreement, all other provisions of the Lease shall continue as stated in the Lease for the Modification and Expansion Period.

          11. Except as modified by this Agreement, Tenant shall be required to pay all Additional Rent as stated in the Lease during the Modification and Expansion Period.

          12. Execution of this Agreement by the Owner shall not constitute a waiver of or consent to any default, breach or condition that might ripen into a default or breach and Owner preserves any right or remedy it may have against Tenant with respect thereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the first day first written above.





              /s/                                      /s/
---------------------------------              ----------------------------
FIFTH AVENUE WEST ASSOCIATES, L.P.             WEBGENESIS, INC.
BY STEVEN ALBERT, GENERAL PARTNER              BY:  (PLEASE PRINT)
                                               TITLE:   [illegible]
                                               NAME:    [illegible]





                  COMMERCIAL USE ONLY - NO LIVING ALLOWED
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